Exhibit 10.1
Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of January 9, 2017, is entered into by and between Growlife, Inc., a Delaware corporation (“Company”), and Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”).
A.           Company and Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).
B.           Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a Secured Convertible Promissory Note, in the form attached hereto as Exhibit A, in the original principal amount of $1,105,000.00 (the “Note”), convertible into shares of common stock, $0.0001 par value per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.
C.           This Agreement, the Note, the Pledge Agreement (as defined below), the Secured Investor Notes (as defined below), the Investor Notes (as defined below), the Security Agreement (as defined below), and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.
D.           For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of the Note; and “Securities” means the Note and the Conversion Shares.
NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:
1. Purchase and Sale of Securities.
1.1. Purchase of Securities. Company shall issue and sell to Investor and Investor agrees to purchase from Company the Note. In consideration thereof, Investor shall pay (i) the amount designated as the initial cash purchase price on the signature page to this Agreement (the “Initial Cash Purchase Price”), and (ii) issue to Company the Secured Investor Notes and the Investor Notes (the sum of the initial principal amounts of the Secured Investor Notes and the Investor Notes, together with the Initial Cash Purchase Price, the “Purchase Price”). Subject to Section 1.5, the Secured Investor Notes shall be secured by the Membership Interest Pledge Agreement substantially in the form attached hereto as Exhibit B, as the same may be amended from time to time (the “Pledge Agreement”). Initially, only the Secured Investor Notes will be secured by the Pledge Agreement pursuant to the terms and conditions of the Pledge Agreement, the Secured Investor Notes, and this Agreement, but the Investor Notes may become secured subsequent to the Closing (as defined below) by such collateral and at such time as determined by Investor in its sole discretion. The Purchase Price, the OID (as defined below), and the Transaction Expense Amount (as defined below) are allocated to the Tranches (as defined in the Note) of the Note as set forth in the table attached hereto as Exhibit C.

1.2. Form of Payment. On the Closing Date, (i) Investor shall pay the Purchase Price to Company by delivering the following at the Closing: (A) the Initial Cash Purchase Price, which shall be delivered by wire transfer of immediately available funds to Company, in accordance with Company’s written wiring instructions; (B) Secured Investor Note #1 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit D (“Secured Investor Note #1”); (C) Secured Investor Note #2 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit D (“Secured Investor Note #2”); (D) Secured Investor Note #3 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit D (“Secured Investor Note #3”); (E) Secured Investor Note #4 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit D (“Secured Investor Note #4”); (F) Secured Investor Note #5 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit D (“Secured Investor Note #5”, and together with Secured Investor Note #1, Secured Investor Note #2, Secured Investor Note #3 and Secured Investor Note #4, the “Secured Investor Notes”); (G) Investor Note #6 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit E (“Investor Note #6”); (H) Investor Note #7 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit E (“Investor Note #7”); (I) Investor Note #8 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit E (“Investor Note #8”); and (J) Investor Note #9 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as Exhibit E (“Investor Note #9”, and together with Investor Note #6, Investor Note #7 and Investor Note #8, the “Investor Notes”) and (ii) Company shall deliver the duly executed Note on behalf of Company, to Investor, against delivery of such Purchase Price.
1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 below, the date of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be January 9, 2017, or such other mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.
1.4. Collateral for the Note. The Note shall be secured by the collateral set forth in that certain Security Agreement attached hereto as Exhibit F listing all of Company’s assets as security for Company’s obligations under the Transaction Documents (the “Security Agreement”). The parties acknowledge and agree that Investor’s right, title and interest in the Collateral will be subject at all times to the terms and conditions of an Intercreditor Agreement to be entered into by and between Investor and Logic Works, LLC.

1.5. Collateral for Secured Investor Notes. At the Closing, Investor shall execute the Pledge Agreement, thereby granting to Company a security interest in the collateral described therein (the “Collateral”). Investor also agrees to file a UCC Financing Statement (Form UCC1) with the Utah Department of Commerce in the manner set forth in the Pledge Agreement in order to perfect Company’s security interest in the Collateral. Notwithstanding anything to the contrary herein or in any other Transaction Document, Investor may, in Investor’s sole discretion, add additional collateral to the Collateral covered by the Pledge Agreement, and may substitute Collateral as Investor deems fit, provided that the net fair market value of the substituted Collateral may not be less than the aggregate principal balance of the Secured Investor Notes as of the date of any such substitution. In the event of a substitution of Collateral, Investor shall timely execute any and all amendments and documents necessary or advisable in order to properly release the original collateral and grant a security interest upon the substitute collateral in favor of Company, including without limitation the filing of an applicable UCC Financing Statement Amendment (Form UCC3) with the Utah Department of Commerce. Company agrees to sign the documents and take such other measures requested by Investor in order to accomplish the intent of the Transaction Documents, including without limitation, execution of a Form UCC3 (or equivalent) termination statement against the Collateral within five (5) Trading Days (as defined in the Note) after written request from Investor. Company acknowledges and agrees that the Collateral may be encumbered by other monetary liens in priority and/or subordinate positions. The intent of the parties is that the net fair market value of the Collateral (less any other prior liens or encumbrances) will be equal to or greater than the aggregate outstanding balance of the Secured Investor Notes. To the extent the fair market value of the Collateral (less any other liens or encumbrances) is less than the total outstanding balance of all the Secured Investor Notes, then the Collateral will be deemed to only secure those Secured Investor Notes with an aggregate outstanding balance that is less than or equal to such net fair market value of the Collateral, applied in numerical order of the Secured Investor Notes. By way of example only, if the fair market value of the Collateral is determined by appraisal to be $400,000.00 and the Collateral is encumbered by $100,000.00 of prior liens, then the net fair market value for purposes of this section is $300,000.00 ($400,000.00 - $100,000.00). Accordingly, the Collateral will be deemed to secure only Secured Investor Note #1, Secured Investor Note #2 and Secured Investor Note #3, while Secured Investor Note #4 and Secured Investor Note #5 shall be deemed unsecured. If the Collateral is subsequently appraised for $500,000.00 with all prior liens removed, then the Collateral will automatically be deemed to secure all of the Secured Investor Notes.
1.6. Original Issue Discount; Transaction Expense Amount. The Note carries an original issue discount of $100,000.00 (the “OID”). In addition, Company agrees to pay $5,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Note. The Purchase Price, therefore, shall be $1,000,000.00, computed as follows: $1,105,000.00 initial principal balance, less the OID, less the Transaction Expense Amount. The Initial Cash Purchase Price shall be the Purchase Price less the sum of the initial principal amounts of the Secured Investor Notes and the Investor Notes. The portions of the OID and the Transaction Expense Amount allocated to the Initial Cash Purchase Price are set forth on Exhibit C.
2. Investor’s Representations and Warranties. Investor represents and warrants to Company that as of the Effective Date: (i) this Agreement has been duly and validly authorized; (ii) this Agreement constitutes a valid and binding agreement of Investor enforceable in accordance with its terms; (iii) Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act; and (iv) this Agreement, the Pledge Agreement, the Secured Investor Notes and the Investor Notes have been duly executed and delivered on behalf of Investor.

3. Company’s Representations and Warranties. Company represents and warrants to Investor that as of the Effective Date: Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; Company has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; this Agreement, the Note, and the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; the execution and delivery of the Transaction Documents by Company, the issuance of Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Stock, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents; none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; when issued, the Conversion Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 9.3 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; and Company has performed due diligence and background research on Investor and its affiliates including, without limitation, John M. Fife, and, to its satisfaction, has made inquiries with respect to all matters Company may consider relevant to the undertakings and relationships contemplated by the Transaction Documents including, among other things, the following: http://investing.businessweek.com/research/stocks/people/person.asp?personId=7505107&ticker=UAHC; SEC Civil Case No. 07-C-0347 (N.D. Ill.); SEC Civil Action No. 07-CV-347 (N.D. Ill.); and FINRA Case #2011029203701. Company, being aware of the matters described in subsection (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify or reduce such obligations.

4. Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company will at all times comply with the following covenants: so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days thereafter, Company will timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; the Common Stock shall be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, (d) OTCQB, or (e) OTC Pink Current Information; when issued, the Conversion Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; trading in Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease on Company’s principal trading market; Company will not transfer, assign, sell, pledge, hypothecate or otherwise alienate or encumber the Secured Investor Notes or the Investor Notes in any way without the prior written consent of Investor, which consent may be given or withheld in Investor’s sole and absolute discretion; after the Closing Date, Company will not make any Variable Security Issuances (as defined below) without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; at Closing and on the first day of each calendar quarter for so long as the Note remains outstanding or on any other date during which the Note is outstanding, as may be requested by Investor, Company shall cause its Chief Executive Officer to provide to Investor a certificate in substantially the form attached hereto as Exhibit G (the “Officer’s Certificate”) certifying in his personal capacity and in his capacity as Chief Executive Officer of Company that Company has not made any Variable Security Issuances following the Closing Date; and if at any time the Common Stock trades below $0.0005, Company shall, as soon as practicable but in no event longer than one hundred eighty days (180) days thereafter, reduce the par value of its Common Stock to $0.00001 or below. For purposes hereof, the term “Variable Security Issuance” means any issuance of Company securities that (A) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Stock, or (B) are or may become convertible into Common Stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion price that varies with the market price of the Common Stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition. For avoidance of doubt, the issuance of shares of Common Stock under, pursuant to, in exchange for or in connection with any contract or instrument, whether convertible or not, is deemed a Variable Security Issuance for purposes hereof if the number of shares of Common Stock to be issued is based upon or related in any way to the market price of the Common Stock, including, but not limited to, Common Stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.
5. Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Securities to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

5.1. Investor shall have executed this Agreement, the Pledge Agreement, the Secured Investor Notes and the Investor Notes and delivered the same to Company.
5.2. Investor shall have delivered the Initial Cash Purchase Price to Company in accordance with Section 1.2 above.
6. Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:
6.1. Company shall have executed this Agreement, the Note, and the Security Agreement, and delivered the same to Investor.
6.2. Company’s Chief Executive Officer shall have executed the Officer’s Certificate and delivered the same to Investor.
6.3. Company shall have executed and delivered to Investor the Pledge Agreement.
6.4. Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit H acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).
6.5. Company shall have delivered to Investor a fully executed Secretary’s Certificate substantially in the form attached hereto as Exhibit I evidencing Company’s approval of the Transaction Documents.
6.6. Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit J to be delivered to the Transfer Agent.
6.7.  Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.
7. Reservation of Shares. On the date hereof, Company will reserve 500,000,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Note and all other obligations owed by Company to Investor (the “Share Reserve”). Company further agrees to add additional shares of Common Stock to the Share Reserve as and when requested by Investor if as of the date of any such request the number of shares being held in the Share Reserve is less than the number of shares of Common Stock obtained by dividing the Outstanding Balance (as defined in the Note) as of the date of the request by the Redemption Conversion Price (as defined in the Note). Company shall further require the Transfer Agent to hold the shares of Common Stock reserved pursuant to the Share Reserve exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a conversion notice under the Note. Finally, Company shall require the Transfer Agent to issue shares of Common Stock pursuant to the Note to Investor out of its authorized and unissued shares, and not the Share Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Investor’s written consent. Company further agrees to increase the Share Reserve to 600,000,000 shares of Common Stock at such time as either (i) Investor purchases the remaining debt balance from TCA Global Credit Master Fund, LP (the “TCA Debt”), or (ii) the TCA Debt has otherwise been paid in full.

8. Terms of Future Financings. So long as the Note is outstanding, upon any issuance by Company of any security with any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor in the Transaction Documents, then Company shall notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the Transaction Documents for the benefit of Investor. Additionally, if Company fails to notify Investor of any such additional or more favorable term, but Investor becomes aware that Company has granted such a term to any third party, Investor may notify Company of such additional or more favorable term and such term shall become a part of the Transaction Documents retroactive to the date on which such term was granted to the applicable third party. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion lookback periods, interest rates, original issue discounts, stock sale price, conversion price per share, warrant coverage, warrant exercise price, and anti-dilution/conversion and exercise price resets.
9. Miscellaneous. The provisions set forth in this Section 9 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 9 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.
9.1. Certain Capitalized Terms. To the extent any capitalized term used in any Transaction Document is defined in any other Transaction Document (as noted therein), such capitalized term shall remain applicable in the Transaction Document in which it is so used even if the other Transaction Document (wherein such term is defined) has been released, satisfied, or is otherwise cancelled or terminated.
9.2. Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit K) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit K attached hereto (the “Arbitration Provisions”). The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions.
9.3. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Company covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 9.13 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any shares of Common Stock to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Company acknowledges that the governing law and venue provisions set forth in this Section 9.3 are material terms to induce Investor to enter into the Transaction Documents and that but for Company’s agreements set forth in this Section 9.3 Investor would not have entered into the Transaction Documents.

9.4. Specific Performance. Company acknowledges and agrees that irreparable damage may occur to Investor in the event that Company fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which the Investor may be entitled under the Transaction Documents, at law or in equity. For the avoidance of doubt, in the event Investor seeks to obtain an injunction against Company or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Transaction Documents.
9.5. Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Outstanding Balance, Lender Conversion Price (as defined in the Note), Lender Conversion Shares (as defined in the Note), Redemption Conversion Price, Redemption Conversion Shares (as defined in the Note), Conversion Factor (as defined in the Note), Market Price (as defined in the Note), or VWAP (as defined in the Note) (each, a “Calculation”), Company or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company or Investor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor and Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Investor shall cause Unkar Systems to perform the Calculation and notify Company and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Note) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.

9.6. Counterparts. Each Transaction Document may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of a Transaction Document (or such party’s signature page thereof) will be deemed to be an executed original thereof.
9.7. Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.
9.8. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.
9.9. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
9.10. Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.
9.11. No Reliance. Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Company or any of its officers, directors, representatives, agents or employees except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, agents or representatives other than as set forth in the Transaction Documents.

9.12. Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.
9.13. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):
If to Company:

Growlife, Inc.
Attn: Marco Hegyi
5400 Carillon Point
Kirkland, Washington 98033

If to Investor:

Chicago Venture Partners, L.P.
Attn: John Fife
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan Hansen
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84043

9.14. Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of Investor.
9.15. Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investor. Company agrees to indemnify and hold harmless Investor and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

9.16. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
9.17. Investor’s Rights and Remedies Cumulative; Liquidated Damages. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of the Transaction Documents, Investor’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Investor’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Investor, among other reasons. Accordingly, any fees, charges, and default interest due under the Note and the other Transaction Documents are intended by the parties to be, and shall be deemed, liquidated damages (under Company’s and Investor’s expectations that any such liquidated damages will tack back to the Closing Date for purposes of determining the holding period under Rule 144 under the 1933 Act). The parties agree that such liquidated damages are a reasonable estimate of Investor’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Investor may have hereunder, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Agreement is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and default interest provided for in the Transaction Documents are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Closing Date and are consistent with investments of this type. The liquidated damages provisions of the Transaction Documents shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that the liquidated damages provided for in the Transaction Documents are intended to be in lieu of actual damages.
9.18. Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time Investor would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Investor (together with its affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then Company must not issue to Investor the shares that would cause Investor to exceed the Maximum Percentage. The shares of Common Stock issuable to Investor that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Company shall reserve the Ownership Limitation Shares for the exclusive benefit of Investor. From time to time, Investor may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Investor without causing Investor to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Investor, with a corresponding reduction in the number of the Ownership Limitation Shares. For purposes of this Section, beneficial ownership of Common Stock will be determined under Section 13(d) of the 1934 Act.
9.19. Attorneys’ Fees and Cost of Collection. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees, deposition costs, and expenses paid by such prevailing party in connection with arbitration or litigation without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (i) the Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investor otherwise takes action to collect amounts due under the Note or to enforce the provisions of the Note, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Note; then Company shall pay the costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees, expenses, deposition costs, and disbursements.

9.20. Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
9.21. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
9.22. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.
9.23. Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.
 [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.
SUBSCRIPTION AMOUNT:

Principal Amount of Note:                                                                           $1,105,000.00

Initial Cash Purchase Price:                                                                         $100,000.00

INVESTOR:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
       its General Partner

       By: CVM, Inc., its Manager

       By: /s/ John M. Fife
              John M. Fife, President

COMPANY:

Growlife, Inc.

By: /s/ Marco Hegyi
Printed Name: Marco Hegyi
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

ATTACHED EXHIBITS:

Exhibit A
Note
Exhibit B
Membership Interest Pledge Agreement
Exhibit C
Allocation of Purchase Price (Not Used)
Exhibit D
Form of Secured Investor Note
Exhibit E
Form of Investor Note
Exhibit F
Security Agreement
Exhibit G
Officer’s Certificate
Exhibit H
Irrevocable Transfer Agent Instructions
Exhibit I
Secretary’s Certificate
Exhibit J
Share Issuance Resolution
Exhibit K
Arbitration Provisions

exhibit a
SECURED CONVERTIBLE PROMISSORY NOTE
Effective Date: January 9, 2017  U.S. $1,105,000.00

FOR VALUE RECEIVED, Growlife, Inc., a Delaware corporation (“Borrower”), promises to pay to Chicago Venture Partners, L.P., a Utah limited partnership, or its successors or assigns (“Lender”), $1,105,000.00 and any interest, fees, charges, and late fees on the date that is twelve (12) months after the Purchase Price Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance (including all Tranches (as defined below), both Conversion Eligible Tranches (as defined below) and Subsequent Tranches (as defined below) that have not yet become Conversion Eligible Tranches) at the rate of ten percent (10%) per annum from the Purchase Price Date until the same is paid in full. This Secured Convertible Promissory Note (this “Note”) is issued and made effective as of January 9, 2017 (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated January 9, 2017, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.
This Note carries an OID of $100,000.00. In addition, Borrower agrees to pay $5,000.00 to Lender to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of this Note. The purchase price for this Note shall be $1,000,000.00 (the “Purchase Price”), computed as follows: $1,105,000.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by delivery to Borrower at Closing of the Secured Investor Notes (as defined in the Purchase Agreement) and the Investor Notes (as defined in the Purchase Agreement) and a wire transfer of immediately available funds in the amount of the Initial Cash Purchase Price (as defined in the Purchase Agreement). This Note shall be comprised of ten (10) tranches (each, a “Tranche”), consisting of (i) an initial Tranche in an amount equal to $115,000.00 and any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (as defined in the Purchase Agreement) (the “Initial Tranche”), and (ii) nine (9) additional Tranches, each in the amount of $110,000.00, plus any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (each, a “Subsequent Tranche”). The Initial Tranche shall correspond to the Initial Cash Purchase Price~~,~~ $10,000.00 of ~~the~~ OID and the Transaction Expense Amount, and may be converted into shares of Common Stock (as defined below) any time subsequent to the Purchase Price Date. The first Subsequent Tranche shall correspond to Secured Investor Note #1 and $10,000.00 of the OID, the second Subsequent Tranche shall correspond to Secured Investor Note #2 and $10,000.00 of the OID, the third Subsequent Tranche shall correspond to Secured Investor Note #3 and $10,000.00 of the OID, the fourth Subsequent Tranche shall correspond to Secured Investor Note #4 and $10,000.00 of the OID, the fifth Subsequent Tranche shall correspond to Secured Investor Note #5 and $10,000.00 of the OID, the sixth Subsequent Tranche shall correspond to Investor Note #6 and $10,000.00 of the OID; the seventh Subsequent Tranche shall correspond to Investor Note #7 and $10,000.00 of the OID; the eighth Subsequent Tranche shall correspond to Investor Note #8 and $10,000.00 of the OID; and the ninth Subsequent Tranche shall correspond to Investor Note #9 and $10,000.00 of the OID. Lender’s right to convert any portion of any of the Subsequent Tranches is conditioned upon Lender’s payment in full of the Secured Investor Note or Investor Note corresponding to such Subsequent Tranche (upon the satisfaction of such condition, such Subsequent Tranche becomes a “Conversion Eligible Tranche”). In the event Lender exercises its Lender Offset Right (as defined below) with respect to a portion of a Secured Investor Note or Investor Note and pays in full the remaining outstanding balance of such Secured Investor Note or Investor Note, the Subsequent Tranche that corresponds to such Secured Investor Note or Investor Note shall be deemed to be a Conversion Eligible Tranche only for the portion of such Tranche that was paid for in cash by Lender and the portion of such Secured Investor Note or Investor Note that was offset pursuant to Lender’s exercise of the Lender Offset Right shall not be included in the applicable Conversion Eligible Tranche. For the avoidance of doubt, subject to the other terms and conditions hereof, the Initial Tranche shall be deemed a Conversion Eligible Tranche as of the Purchase Price Date for all purposes hereunder and may be converted in whole or in part at any time subsequent to the Purchase Price Date, and each Subsequent Tranche that becomes a Conversion Eligible Tranche may be converted in whole or in part at any time subsequent to the first date on which such Subsequent Tranche becomes a Conversion Eligible Tranche. For all purposes hereunder, Conversion Eligible Tranches shall be converted (or redeemed, as applicable) in order of the lowest-numbered Conversion Eligible Tranche and Conversion Eligible Tranches may be converted (or redeemed, as applicable) in one or more separate Conversions (as defined below), as determined in Lender’s sole discretion. At all times hereunder, the aggregate amount of any ~~costs, fees or charges~~ incurred by or assessable against Borrower hereunder, including, without limitation, any fees, charges or premiums incurred in connection with an Event of Default (as defined below), shall be added to the lowest-numbered then-current Conversion Eligible Tranche.

10. Payment; Prepayment.
10.1. Payment. Provided there is an Outstanding Balance, on each Redemption Date (as defined below), Borrower shall pay to Lender an amount equal to the Redemption Amount (as defined below) due on such Redemption Date in accordance with Section 8. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.
10.2. Prepayment. Notwithstanding the foregoing, so long as Borrower has not received a Lender Conversion Notice (as defined below) or a Redemption Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Effective Date (whether declared by Lender or undeclared and regardless of whether or not cured), then Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (i) that Borrower is exercising its right to prepay this Note, and (ii) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 125% (the “Prepayment Premium”) multiplied by the then Outstanding Balance of this Note (the “Optional Prepayment Amount”). In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is five (5) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender and Lender shall be entitled to exercise its conversion rights set forth herein during such five (5) day period. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

11. Security. This Note is secured by a certain Security Agreement of even date herewith, as the same may be amended from time to time (the “Security Agreement”), executed by Borrower in favor of Lender encumbering all of Borrower’s assets, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note. The parties acknowledge and agree that Investor’s right, title and interest in the Collateral will be subject at all times to the terms and conditions of an Intercreditor Agreement to be entered into by and between Investor and Logic Works, LLC.
12. Lender Optional Conversion.
12.1. Lender Conversions. Lender has the right at any time after the Purchase Price Date until the Outstanding Balance has been paid in full, including without limitation (a) until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice) or at any time thereafter with respect to any amount that is not prepaid, and (b) during or after any Fundamental Default Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a “Lender Conversion”) all or any part of the Outstanding Balance into shares (“Lender Conversion Shares”) of fully paid and non-assessable common stock, $0.0001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Lender Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Lender Conversion Price (as defined below). Conversion notices in the form attached hereto as Exhibit A (each, a “Lender Conversion Notice”) may be effectively delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Lender Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Lender Conversion Shares from any Lender Conversion to Lender in accordance with Section 8.1 below.
12.2. Lender Conversion Price. Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all or any portion of the Outstanding Balance into Common Stock is $0.009 per share of Common Stock (the “Lender Conversion Price”). However, in the event the Market Capitalization falls below the Minimum Market Capitalization at any time, then in such event (a) the Lender Conversion Price for all Lender Conversions occurring after the first date of such occurrence shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the first date the Market Capitalization falls below the Minimum Market Capitalization, provided that all references to the “Redemption Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 3.2, all references to “Redemption Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 3.2, and all references to the “Redemption Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 3.2.

13. Defaults and Remedies.
13.1. Defaults. The following are events of default under this Note (each, an “Event of Default”): Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; Borrower fails to deliver any Lender Conversion Shares in accordance with the terms hereof; Borrower fails to deliver any Redemption Conversion Shares (as defined below) or True-Up Shares (as defined below) in accordance with the terms hereof; a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; Borrower makes a general assignment for the benefit of creditors; Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); an involuntary bankruptcy proceeding is commenced or filed against Borrower; Borrower defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document, other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement; any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; the occurrence of a Fundamental Transaction without Lender’s prior written consent; Borrower fails to maintain the Share Reserve as required under the Purchase Agreement; Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; Borrower fails to be DWAC Eligible; Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement, or Borrower breaches any covenant or other term or condition contained in any Other Agreements.

13.2. Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (d), (e), (f), (g) or (h) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”); provided, however, that no Default Interest shall accrue during the Fundamental Default Measuring Period. For the avoidance of doubt, Lender may continue making Lender Conversions at any time following an Event of Default until such time as the Outstanding Balance is paid in full. Borrower further acknowledges and agrees that Lender may continue making Conversions following the entry of any judgment or arbitration award in favor of Lender until such time that the entire judgment amount or arbitration award is paid in full. Borrower agrees that any judgment or arbitration award will, by its terms, be made convertible into Common Stock. Any Conversions made following a judgment or arbitration award shall be made pursuant to the following formula: the amount of the judgment or arbitration award being converted divided by 80% of the lowest Closing Bid Price in the ten (10) Trading Days immediately preceding the date of Conversion. In such event, Borrower and Lender agree that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144. Borrower and Lender agree and stipulate that any judgment or arbitration award entered against Borrower shall be reduced by $1,000.00 and such $1,000.00 shall become the new Outstanding Balance of this Note and this Note shall expressly survive such judgment or arbitration award. Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Lender Conversion in cash instead of Lender Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Lender Conversion Shares set forth in the applicable Lender Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Lender Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

13.3. Fundamental Default Remedies. Notwithstanding anything to the contrary herein, in addition to all other remedies set forth herein, after giving effect to the Lender Offset Right (as defined below), which shall occur automatically upon the occurrence of any Fundamental Default, the Fundamental Liquidated Damages Amount shall be added to the Outstanding Balance upon Lender’s delivery to Borrower of a notice (which notice Lender may deliver to Borrower at any time following the occurrence of a Fundamental Default) setting forth its election to declare a Fundamental Default and the Fundamental Liquidated Damages Amount that will be added to the Outstanding Balance.
13.4. Certain Additional Rights. Notwithstanding anything to the contrary herein, in the event Borrower fails to make any payment when due or fails to deliver any Conversion Shares as and when required under this Note, then (a) the Lender Conversion Price for all Lender Conversions occurring after the date of such failure to pay shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the date of such failure to pay, provided that all references to the “Redemption Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 4.4, all references to “Redemption Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 4.4, and all references to the “Redemption Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 4.4. For the avoidance of doubt, Lender’s exercise of the rights granted to it pursuant to this Section 4.4 shall not relieve Borrower of its obligation to continue paying the Redemption Amount on all future Redemption Dates.
14. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset (except as set forth in Section 20 below), deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note. Notwithstanding the foregoing, any sale, assignment, hypothecation or other transfer of the Note or a portion of the Note where in return Lender receives consideration, the value of the consideration received by Lender will offset any amounts owed by Borrower as of the date the consideration is received by Lender.

15. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
16. Rights Upon Issuance of Securities.
16.2. Adjustment of Lender Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Lender Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Lender Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Lender Conversion Price is calculated hereunder, then the calculation of such Lender Conversion Price shall be adjusted appropriately to reflect such event.

16.3. Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower’s board of directors shall in good faith determine and implement an appropriate adjustment in the Lender Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Lender Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Borrower’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Borrower.
17. Borrower Redemptions.
17.1. Redemption Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Redemption Conversion (as defined below) (the “Redemption Conversion Price”) shall be the lesser of (a) the Lender Conversion Price, and (b) the Market Price.
17.2. Redemption Conversions. Beginning on the date that is six (6) months after the Purchase Price Date and continuing thereafter until the Maturity Date (each date on which Lender delivers a Redemption Notice, a “Redemption Date”), Lender shall have the right, exercisable at any time, to redeem a portion of the Note in any amount (the “Redemption Amount”) up to the Maximum Monthly Redemption Amount by providing Borrower with a notice substantially in the form attached hereto as Exhibit B (each, a “Redemption Notice”). For the avoidance of doubt, Lender may submit to Borrower one (1) or more Redemption Notices in any given calendar month, provided that the aggregate amount being redeemed in any calendar month does not exceed the Maximum Monthly Redemption Amount. Upon its receipt of a Redemption Notice, Borrower shall pay the applicable Redemption Amount to Lender in accordance with the provisions of this Section 8. Payments of each Redemption Amount may be made (a) in cash, or (b) by converting such Redemption Amount into shares of Common Stock (“Redemption Conversion Shares”, and together with the Lender Conversion Shares, the “Conversion Shares”) in accordance with this Section 8 (each, a “Redemption Conversion”) per the following formula: the number of Redemption Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the Redemption Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the second Trading Day immediately following the applicable Redemption Date and the Redemption Conversion Shares are delivered to Lender on or before the applicable Delivery Date. Notwithstanding the foregoing, Borrower will not be entitled to elect a Redemption Conversion with respect to any portion of any applicable Redemption Amount and shall be required to pay the entire amount of such Redemption Amount in cash if on the applicable Redemption Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. Notwithstanding that failure to repay this Note in full by the Maturity Date is an Event of Default, the Redemption Dates shall continue after the Maturity Date pursuant to this Section 8 until the Outstanding Balance is repaid in full, provided that the aggregate Redemption Amounts in any given calendar month following an Event of Default may exceed the Maximum Monthly Redemption Amount.

17.3. Allocation of Redemption Amounts. Following its receipt of a Redemption Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Redemption Notice or elect to change the allocation by written notice to Lender by email or fax within twenty-four (24) hours of its receipt of such Redemption Notice, so long as the sum of the cash payments and the amount of Redemption Conversions equal the applicable Redemption Amount. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence, it shall be deemed to have ratified and accepted the allocation set forth in the applicable Redemption Notice prepared by Lender. Borrower acknowledges and agrees that the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of a Redemption Notice may be deemed a waiver of Lender’s right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation. Borrower shall deliver the Redemption Conversion Shares from any Redemption Conversion to Lender in accordance with Section 8.1 below on or before each applicable Delivery Date. If Borrower elects to pay a Redemption Amount in cash, such payment must be delivered on the second Trading Day immediately following the Redemption Date. If Borrowers elects to make a payment in cash and fails to make such payment by the required due date on two (2) separate occasions, Borrower shall lose the right to make payments of Redemption Amounts in cash in the future without Lender’s written consent.
18. Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the Redemption Date or the third (3rd) Trading Day following the date of delivery of a Lender Conversion Notice, as applicable (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Lender Conversion Notice or Redemption Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Lender Conversion Notice or Redemption Notice, as applicable), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Borrower or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 8.1. In conjunction therewith, Borrower will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.
19. Conversion Delays. If Borrower fails to deliver Conversion Shares or True-Up Shares in accordance with the timeframes stated in Sections 8.1 or 11, as applicable, Lender, at any time prior to selling all of those Conversion Shares or True-Up Shares, as applicable, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares or True-Up Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Lender Conversion, in the event that Lender Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Lender Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Lender Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Lender Conversion shall not exceed 200% of the applicable Lender Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Lender Conversion) until Lender Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Lender Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Lender Conversion Shares to Lender and on the Delivery Date such Lender Conversion Shares have a Lender Conversion Share Value of $20,000.00, then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Lender Conversion Shares are delivered to Lender. For purposes of this example, if the Lender Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Lender Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Lender Conversion Share Value).

20. True-Up. On the date that is twenty (20) Trading Days (a “True-Up Date”) from each date that the Redemption Conversion Shares delivered by Borrower to Lender become Free Trading, there shall be a true-up where Borrower shall deliver to Lender additional Redemption Conversion Shares (“True-Up Shares”) if the Redemption Conversion Price as of the True-Up Date is less than the Redemption Conversion Price used in the applicable Redemption Notice. In such event, Borrower shall deliver to Lender within three (3) Trading Days of the True-Up Date (the “True-Up Share Delivery Date”) a number of True-Up Shares equal to the difference between the number of Redemption Conversion Shares that would have been delivered to Lender on the True-Up Date based on the Redemption Conversion Price as of the True-Up Date and the number of Redemption Conversion Shares originally delivered to Lender pursuant to the applicable Redemption Notice. For the avoidance of doubt, if the Redemption Conversion Price as of the True-Up Date is higher than the Redemption Conversion Price set forth in the applicable Redemption Notice, then Borrower shall have no obligation to deliver True-Up Shares to Lender, nor shall Lender have any obligation to return any excess Redemption Conversion Shares to Borrower under any circumstance. For the convenience of Borrower only, Lender may, in its sole discretion, deliver to Borrower a notice (pursuant to a form of notice substantially in the form attached hereto as Exhibit C) informing Borrower of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice, Borrower shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section 11. Notwithstanding the foregoing, if Borrower fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase by a sum equal to the number of True-Up Shares deliverable as of the applicable True-Up Date multiplied by the Market Price for the Common Stock as of the applicable True-Up Date (under Lender’s and Borrower’s expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).
21. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

22. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.
23. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.
24. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
25. Resolution of Disputes.
25.1. Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.
26. Cancellation. After repayment or conversion of the entire Outstanding Balance (including without limitation delivery of True-Up Shares pursuant to the payment of the final Redemption Amount, if applicable), this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.
27. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

28. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.
29. Offset Rights. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, (a) the parties hereto acknowledge and agree that Lender maintains a right of offset pursuant to the terms of the Secured Investor Notes and the Investor Notes that, under certain circumstances, permits Lender to deduct amounts owed by Borrower under this Note from amounts otherwise owed by Lender under the Secured Investor Notes and the Investor Notes (the “Lender Offset Right”), and (b) at any time Borrower shall be entitled to deduct and offset any amount owing by the initial Lender under the Secured Investor Notes and the Investor Notes from any amount owed by Borrower under this Note (the “Borrower Offset Right”). In order to exercise the Borrower Offset Right, Borrower must deliver to Lender (a) a completed and signed Borrower Offset Right Notice in the form attached hereto as Exhibit D, (b) the original Investor Note being offset marked “cancelled” or, in the event the applicable Investor Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Lender, and (c) a check payable to Lender in the amount of $250.00. In the event that Borrower’s exercise of the Borrower Offset Right results in the full satisfaction of Borrower’s obligations under this Note, Lender shall return the original Note to Borrower marked “cancelled” or, in the event this Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Borrower. For the avoidance of doubt, Borrower shall not incur any Prepayment Premium set forth in Section 1 hereof with respect to any portions of this Note that are satisfied by way of a Borrower Offset Right.
30. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.
31. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”
32. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).
33. Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
34. Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

35. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.
36. Par Value Adjustments. If at any time Lender delivers a Conversion Notice to Borrower and as of such date the Conversion Price would be less than the Par Value, then, as liquidated damages, Company must pay to Lender the Par Value Adjustment Amount in cash within one (1) Trading Day of delivery of the applicable Conversion Notice (a “Par Value Adjustment”). If Borrower does not deliver the Par Value Adjustment Amount as required, then such amount shall automatically be added to the Outstanding Balance. The number of Conversion Shares deliverable pursuant to any relevant Conversion Notice following a Par Value Adjustment shall be equal to (a) the Conversion Amount, divided by (b) the Par Value. In the event of a Par Value Adjustment, Lender will use a Conversion Notice in substantially the form attached hereto as Exhibit E.
[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.
BORROWER: Growlife, Inc. By: /s/ Marco Hegyi Name: Marco Hegyi Title: Chief Executive Officer

ACKNOWLEDGED, ACCEPTED AND AGREED:
LENDER:
Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By: John M. Fife
      John M. Fife, President

[Signature Page to Secured Convertible Promissory Note]

ATTACHMENT 1
DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:
A1. “Adjusted Outstanding Balance” means the Outstanding Balance of this Note as of the date the applicable Fundamental Default occurred less any Conversion Delay Late Fees included in such Outstanding Balance.
A2. “Approved Stock Plan” means any equity compensation plan which has been approved by the shareholders of Borrower and is in effect as of the Purchase Price Date, pursuant to which Borrower’s securities may be issued to any employee, officer or director for services provided to Borrower.
A3. “Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Borrower).
A4. “Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Borrower. If Lender and Borrower are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 16.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
A5. “Conversion” means a Lender Conversion under Section 3 or a Redemption Conversion under Section 8.
A6. “Conversion Eligible Outstanding Balance” means the Outstanding Balance of this Note less the sum of each Subsequent Tranche that has not yet become a Conversion Eligible Tranche (i.e., Lender has not yet paid the outstanding balance of the Secured Investor Note or Investor Note that corresponds to such Subsequent Tranche).
A7. “Conversion Factor” means 65%, subject to the following adjustments. If at any time after the Effective Date, Borrower is not DWAC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. If at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by an additional 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. Following such event, the first time the Conversion Shares are no longer DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 60% to 55% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(c), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

A8. “Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Section 8.1 of the Note. For the avoidance of doubt, if Borrower has elected or is deemed under Section 8.3 to have elected to pay a Redemption Amount in Redemption Conversion Shares and fails to deliver such Redemption Conversion Shares, such failure shall be considered a Deemed Issuance hereunder even if an Equity Conditions Failure exists at that time or other relevant date of determination.
A9. “Default Effect” means multiplying the Conversion Eligible Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.
A10. “DTC” means the Depository Trust Company or any successor thereto.
A11. “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.
A12. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.
A13. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.
A14. “DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Borrower has been approved (without revocation) by DTC’s underwriting department, (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (f) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.
A15. “Equity Conditions Failure” means that any of the following conditions has not been satisfied during any applicable Equity Conditions Measuring Period (as defined below): (a) with respect to the applicable date of determination all of the Conversion Shares would be freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (b) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on any of NYSE, NASDAQ, OTCQX, OTCQB, or OTC Pink Current Information (each, an “Eligible Market”) and shall not have been suspended from trading on any such Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by Borrower); (c) on each day during the Equity Conditions Measuring Period, Borrower shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 8.1 hereof and all other shares of capital stock required to be delivered by Borrower on a timely basis as set forth in the other Transaction Documents; (d) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 12 hereof (Lender acknowledges that Borrower shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from Lender); (e) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (f) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (g) Borrower shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (h) on each day during the Equity Conditions Measuring Period, Borrower otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (i) without limiting clause (j) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (k) on each Redemption Date, the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than $50,000.00; (l) the ten (10) day average VWAP of the Common Stock is greater than $0.005, and (m) the Common Stock shall be DWAC Eligible as of each applicable Redemption Date or other date of determination.

A16. “Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Purchase Price Date.
A17. “Free Trading” means that (a) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.
A18. “Fundamental Default” means that Borrower either fails to pay the entire Outstanding Balance to Lender on or before the Maturity Date or fails to pay the Mandatory Default Amount within three (3) Trading Days of the date Lender delivers any notice of acceleration to Borrower pursuant to Section 4.2 of this Note.
A19. “Fundamental Default Conversion Value” means the Adjusted Outstanding Balance multiplied by the highest Fundamental Default Ratio that occurs during the Fundamental Default Measuring Period.
A20. “Fundamental Default Measuring Period” means a number of months equal to the Outstanding Balance as of the date the Fundamental Default occurred divided by the Redemption Amount, with such number being rounded up to the next whole month; provided, however, that if Borrower repays the entire Outstanding Balance prior to the conclusion of the Fundamental Default Measuring Period, the Fundamental Default Measuring Period shall end on the date of repayment. For illustration purposes only, if the Outstanding Balance were equal to $125,000.00 as of the date a Fundamental Default occurred and if the Redemption Amount were $28,500.00, then the Fundamental Default Measuring Period would equal five (5) months calculated as follows: $125,000.00/$28,500.00 equals 4.386, rounded up to five (5).
A21. “Fundamental Default Ratio” means a ratio that will be calculated on each Trading Day during the Fundamental Default Measuring Period by dividing the Closing Trade Price for the Common Stock on a given Trading Day by the Lender Conversion Price (as adjusted pursuant to the terms hereof) in effect for such Trading Day.
A22. “Fundamental Liquidated Damages Amount” means the greater of (a) (i) the quotient of the Outstanding Balance on the date the Fundamental Default occurred divided by the then-current Conversion Factor, minus (ii) the Outstanding Balance on the date the Fundamental Default occurred, or (b) the Fundamental Default Conversion Value.
A23. “Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.

A24. “Lender Conversion Share Value” means the product of the number of Lender Conversion Shares deliverable pursuant to any Lender Conversion multiplied by the Closing Trade Price of the Common Stock on the Delivery Date for such Lender Conversion.
A25. “Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(c), 4.1(l), or 4.1(p) of this Note.
A26. “Mandatory Default Amount” means the greater of (a) the Outstanding Balance (including all Tranches, both Conversion Eligible Tranches and Subsequent Tranches that have not yet become Conversion Eligible Tranches) divided by the Redemption Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.
A27. “Market Capitalization” means a number equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower’s most recently filed Form 10-Q or Form 10-K.
A28. “Market Price” means the Conversion Factor multiplied by the average of the three (3) lowest VWAPs during the twenty (20) Trading Days immediately preceding the applicable Conversion.
A29. “Maximum Monthly Redemption Amount” means $275,000.00, which is the maximum aggregate Redemption Amount that may be redeemed in any calendar month.
A30.  “Minimum Market Capitalization” means $5,000,000.
A31. “Minor Default” means any Event of Default that is not a Major Default or a Fundamental Default.
A32. “OID” means an original issue discount.
A33. “Optional Prepayment Liquidated Damages Amount” means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Lender Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Trade Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Lender Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Trade Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.
A34. “Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.
A35. “Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the OID, the Transaction Expense Amount, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

A36. “Par Value” means the par value of the Common Stock on any relevant date of determination. The Par Value as of the Effective Date is $0.0001.
A37. “Par Value Adjustment Amount” means an amount calculated as follows: (a) the number of Conversion Shares deliverable under a particular Conversion Notice (prior to any Par Value Adjustment) multiplied by the Par Value, less (b) the Conversion Amount (prior to any Par Value Adjustment), plus (c) $500.00. For illustration purposes only, if for a given Conversion, the Conversion Amount was $20,000.00, the Conversion Price was $0.0008 and the Par Value was $0.001 then the Par Value Adjustment Amount would be $5,500.00 (25,000,000 Conversion Shares ($20,000.00/$0.0008) multiplied by the Par Value of $0.001 ($25,000.00) minus the Conversion Amount of $20,000.00 plus $500.00 equals $5,500.00).
A38. “Purchase Price Date” means the date the Initial Cash Purchase Price is delivered by Lender to Borrower.
A39. “Trading Day” means any day on which the New York Stock Exchange is open for trading.
A40. “VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

EXHIBIT A
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

Growlife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
500 Union Street, Suite 810
Seattle, Washington 98101

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Growlife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on January 9, 2017 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.
A.
Date of Conversion:
B.
Lender Conversion #:
C.
Conversion Amount:
D.
Lender Conversion Price: _______________
E.
Lender Conversion Shares: _______________ (C divided by D)
F.
Remaining Outstanding Balance of Note: ____________*
G.
Remaining Balance of Secured Investor Notes and Investor Notes: ____________*
H.
Outstanding Balance of Note Net of Balance of Secured Investor Notes and Investor Notes: ____________* (F minus G)
* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

The Conversion Amount converted hereunder shall be deducted from the following Conversion Eligible Tranche(s):

Conversion Amount	Tranche No.

Additionally, $_________________ of the Conversion Amount converted hereunder shall be deducted from the Redemption Amount(s) relating to the following Redemption Date(s): __________________________________________.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:
Broker:                                                       Address:
DTC#:
Account #:
Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:
_____________________________________
_____________________________________
_____________________________________

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT B
Growlife, Inc.
500 Union Street, Suite 810
Seattle, Washington 98101

Chicago Venture Partners, L.P.                                                                                                                             Date: _____________
Attn: John Fife
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601
REDEMPTION NOTICE
The above-captioned Borrower hereby gives notice to Chicago Venture Partners, L.P., a Utah limited partnership (the “Lender”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on January 9, 2017 (the “Note”), of certain Borrower elections and certifications related to payment of the Redemption Amount of $_________________ due on ___________, 201_ (the “Redemption Date”). In the event of a conflict between this Redemption Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Redemption Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.
REDEMPTION CONVERSION AND CERTIFICATIONS
AS OF THE REDEMPTION DATE

A. REDEMPTION CONVERSION
A.
Redemption Date: ____________, 201_
B.
Redemption Amount:
C.
Portion of Redemption Amount to be Paid in Cash: ____________
D.
Portion of Redemption Amount to be Converted into Common Stock: ____________ (B minus C)
E.
Redemption Conversion Price: _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of Redemption Date)
F.
Redemption Conversion Shares: _______________ (D divided by E)
G.
Remaining Outstanding Balance of Note: ____________ *
H.
Remaining Balance of Secured Investor Notes and Investor Notes: ____________*
I.
Outstanding Balance of Note Net of Balance of Secured Investor Notes and Investor Notes: ____________ (G minus H)*
* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Redemption Notice and such Transaction Documents.

B. EQUITY CONDITIONS CERTIFICATION
1.
Market Capitalization:________________

(Check One)
2.
_________ Borrower herby certifies that no Equity Conditions Failure exists as of the Redemption Date.
3.
_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:
Sincerely,
Borrower:
Growlife, Inc.

By:
Name:
Title:
ACKNOWLEDGED AND CERTIFIED BY:
Lender:
Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT C

Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

Growlife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
500 Union Street, Suite 810
Seattle, Washington 98101
TRUE-UP NOTICE
The above-captioned Lender hereby gives notice to Growlife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on January 9, 2017 (the “Note”), of True-Up Conversion Shares related to _____________, 201_ (the “Redemption Date”). In the event of a conflict between this True-Up Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of True-Up Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.
TRUE-UP CONVERSION SHARES AND CERTIFICATIONS
AS OF THE TRUE-UP DATE

1.
TRUE-UP CONVERSION SHARES
A.
Redemption Date: ____________, 201_
B.
True-Up Date: ____________, 201_
C.
Portion of Redemption Amount Converted into Common Stock:                                                                                                                        _____________
D.
True-Up Conversion Price: _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of True-Up Date)
E.
True-Up Conversion Shares: _______________ (C divided by D)
F.
Redemption Conversion Shares Delivered: ________________
G.
True-Up Conversion Shares to be Delivered: ________________ (only applicable if E minus F is greater than zero)
2.
EQUITY CONDITIONS CERTIFICATION (Section to be completed by Borrower)
A.
Market Capitalization:________________

(Check One)
B.
_________ Borrower herby certifies that no Equity Conditions Failure exists as of the applicable True-Up Date.
C.
_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:
Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

EXHIBIT D

Growlife, Inc.
500 Union Street, Suite 810
Seattle, Washington 98101

Chicago Venture Partners, L.P.                                                                                                                                           Date: _____________
Attn: John Fife
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

NOTICE OF EXERCISE
OF BORROWER OFFSET RIGHT

The above-captioned Borrower hereby gives notice to Chicago Venture Partners, L.P., a Utah limited partnership (the “Lender”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on January 9, 2017 (the “Note”), of Borrower’s election to exercise the Borrower Offset Right as set forth below. In the event of a conflict between this Notice of Exercise of Borrower Offset Right and the Note, the Note shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.
Effective Date of Offset: ____________, 201_
B.
Amount of Offset:
C.
Investor Note(s) Being Offset: _______________

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Notice of Exercise of Borrower Offset Right and such Transaction Documents.

Sincerely,
Borrower:
Growlife, Inc.

By:
Name:
Title:

EXHIBIT E
Chicago Venture Partners, L.P.
303 East Wacker Drive, Suite 1040
Chicago, Illinois 60601

Growlife, Inc.                                                                                                                                           Date: __________________
Attn: Marco Hegyi, CEO
500 Union Street, Suite 810
Seattle, Washington 98101

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Growlife, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on January 9, 2017 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.
A.
Date of Conversion:
B.
Lender Conversion #:
C.
Conversion Amount:
D.
Par Value Adjustment Amount: _______________
E.
Lender Conversion Price: _______________ (Par Value)
F.
Lender Conversion Shares: _______________ (C divided by E)
G.
Remaining Outstanding Balance of Note: ____________*
H.
Remaining Balance of Secured Investor Notes and Investor Notes: ____________*
I.
Outstanding Balance of Note Net of Balance of Secured Investor Notes and Investor Notes: ____________* (F minus G)
* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

The Conversion Amount converted hereunder shall be deducted from the following Conversion Eligible Tranche(s):

Conversion Amount	Tranche No.

Additionally, $_________________ of the Conversion Amount converted hereunder shall be deducted from the Redemption Amount(s) relating to the following Redemption Date(s): __________________________________________.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:
Broker:                                                       Address:
DTC#:
Account #:
Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:
_____________________________________
_____________________________________
_____________________________________

The Par Value Adjustment Amount must be paid in cash within one (1) Trading Day of your receipt of this Conversion Notice.

Sincerely,

Lender:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By:
      John M. Fife, President

Exhibit B

Membership Interest Pledge Agreement

This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this “Agreement”) is entered into as of January 9, 2017 (the “Effective Date”) by and between Growlife, Inc., a Delaware corporation (“Company”), and Chicago Venture Partners, L.P., a Utah limited partnership (the “Pledgor”).
A.           Pursuant to the terms and conditions of that certain Securities Purchase Agreement of even date herewith by and between the Pledgor and Company (the “Purchase Agreement”), the Pledgor issued to Company a series of five (5) Secured Investor Notes, each in the principal amount of $100,000.00 (collectively, the “Notes”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.
B.           The Pledgor has agreed to pledge a 60% membership interest in Typenex Medical, LLC, an Illinois limited liability company (“Typenex Medical”), to secure the Pledgor’s performance of its obligations under all of the Notes.
C.           Company is willing to accept the Notes only upon receiving the Pledgor’s pledge of such membership interest as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
37. Grant of Security Interest. The Pledgor hereby pledges to Company as collateral and security for the Secured Obligations (as defined in Section 2) a 60% membership interest in Typenex Medical (the “Pledged Interest”). Company shall have the right to exercise the rights and remedies set forth herein and in the Notes if a Payment Default (as defined in the Notes) shall occur. Such Pledged Interest, together with any additions, replacements, accessions or substitutes therefor or proceeds thereof, are hereinafter referred to collectively as the “Collateral”.
38. Secured Obligations. During the term hereof, the Collateral shall secure the performance by the Pledgor of all of its payment obligations under each and every one of the Notes (the “Secured Obligations”).
39. Perfection of Security Interests. The Pledgor hereby authorizes Company to file and record, as the Pledgor’s attorney-in-fact, any financing statements, any carbon, photographic or other reproduction of a financing statement, or other paper that may be necessary in order to create, preserve, perfect or validate any security interest or to enable Company to exercise and enforce its rights hereunder with respect to any of the Collateral.
40. Representations and Warranties of the Pledgor. The Pledgor represents and warrants hereby to Company as follows with respect to the Pledged Interest:
40.1.  Title. The Pledgor is the sole owner of the Pledged Interest, having good and marketable title thereto; provided, however, that the Pledged Interest may be subject to other liens and encumbrances. The Pledged Interest is subject to the applicable transfer restrictions which may be imposed under the operating agreement of Typenex Medical or other governing documents of Typenex Medical or applicable federal and state securities laws.

40.2. Binding Effect. This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws now or hereafter in effect).
41. Preservation of the Value of the Collateral. The Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.
42. Collection of Distributions and Interest. During the term of this Agreement and so long as no Payment Default has occurred and is continuing under any of the Notes, the Pledgor is authorized to collect all distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.
43. Voting Rights. Unless and until Company has rightfully exercised its rights under this Agreement to foreclose its security interest in the Collateral, the Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.
44. Company Not a Member or Partner. The pledge of the Pledged Interest hereunder does not, in and of itself, constitute an assignment of any rights or obligations of the Pledgor as a member in or of Typenex Medical. Company is not, in any manner or respect, a member, partner or joint venturer in or with Typenex Medical.
45. Remedies upon Default. Upon the occurrence and during the continuance of a Payment Default under any of the Notes (“Event of Default”), Company may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under applicable law (irrespective of whether such applies to the affected items of Collateral). The Pledgor agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) calendar days’ notice to the Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.
46. Termination of Agreement and Security Interests. Company covenants and agrees that on the earlier of (i) the date on which all of the Notes are repaid in full and (ii) at Pledgor’s option, the date that is six (6) months and three (3) days following the Effective Date, or such later date as specified by the Pledgor in its sole discretion (the “Termination Date”), this Agreement and all security interests granted hereunder with respect to the Collateral shall terminate (and all such security interests shall be deemed released). At the Termination Date, Pledgor, as Company’s attorney-in-fact, shall be authorized to terminate all UCC Financing Statements (Form UCC1) (each a “Financing Statement”) filed hereunder by way of filing a UCC Financing Statement Amendment (Form UCC3) with respect to each such Financing Statement, and to take all other action (including making all filings) necessary to reflect that this Agreement and the security interests granted hereunder have terminated. Any portion of the Collateral held by or on behalf of Company shall be returned to the Pledgor within five (5) business days of the Termination Date and Company shall timely execute and deliver to the Pledgor, and file and/or record, as necessary, all such documents as the Pledgor shall reasonably request to evidence the termination of this Agreement and all security interests granted hereunder and the return of the Collateral to the Pledgor. Notwithstanding any other provision contained herein, all provisions of this Agreement that by their nature are intended to survive the termination of this Agreement shall survive the termination of this Agreement.
47. Substitution of Collateral. Notwithstanding anything to the contrary herein, the Pledgor may, in the Pledgor’s sole discretion, add additional collateral to the Collateral and/or may substitute Collateral as the Pledgor deems fit, provided that the fair market value of the substituted Collateral may not be less than the aggregate principal balance of the Notes as of the date of any such substitution. Pledgor, as Company’s attorney-in-fact, shall be authorized to file a UCC Financing Statement Amendment (Form UCC3) with respect to each applicable Financing Statement to reflect such substitution of Collateral. Any portion of the Collateral replaced by the substituted Collateral that is held by or on behalf of Company shall be returned to the Pledgor within five (5) business days of Pledgor’s written notice of substitution, and Company shall timely execute and deliver to the Pledgor, and file and/or record, as necessary, all such documents as the Pledgor shall reasonably request to evidence such substitution of Collateral.

48. Application of Collateral Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Company as Collateral and all cash proceeds received by Company in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Company of its remedies as a secured creditor as provided in Section 9 shall be paid to and applied as follows:
48.1. First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Company;
48.2. Second, to the payment to Company of the amount then owing or unpaid on the Notes (to be applied first to accrued interest and second to outstanding principal); and
48.3. Third, to the payment of the surplus, if any, to the Pledgor, its assigns, or to whosoever may be lawfully entitled to receive the same.
49. Expenses. The Pledgor agrees to pay and reimburse Company upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that Company may incur in connection with (a) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (b) the exercise or enforcement of any rights or remedies granted hereunder, under any of the Notes or otherwise available to it (whether at law, in equity or otherwise), or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.
50. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
51. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

52. Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement), including without limitation the Arbitration Provisions set forth as an Exhibit to the Purchase Agreement.
53. Waivers and Amendments.
53.1. Non-waiver. No failure or delay on either party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
53.2. Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Pledgor and Company; provided, however, that the Pledgor may amend this Agreement to add additional Secured Investor Notes or Investor Notes (as such terms are defined in the Purchase Agreement) to the definition of “Notes” in the Recitals above without Company’s consent thereto and in such event it shall be sufficient to amend this Agreement for the Pledgor to give written notice of such amendment to Company. For the avoidance of doubt, in the event the Pledgor amends this Agreement as permitted in the preceding sentence, any such Secured Investor Notes or Investor Notes that are added to the definition of “Notes” set forth in the recitals above shall automatically become Notes for all purposes hereunder and shall be secured by the Collateral pursuant to the terms and conditions set forth herein from the date of such amendment. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
54. Notices. Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.” Either party may change the address to which notices, requests, demands, claims or other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.
55. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.
56. Attorneys’ Fees. Without limiting any other provision contained herein, in the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.
57. Construction and Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and each party has been represented by its or its own legal counsel. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
58. Successor and Assigns; Assignment. The terms and provisions of this Agreement shall be binding upon, and, subject to the provisions of this Section, the benefits thereof shall insure to, the parties hereto and their respective successors and assigns; provided, however, that the rights, interests or obligations of Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Pledgor, which consent may be withheld at the sole discretion of the Pledgor; provided, however, that in the case of a merger, sale of substantially all of Company’s assets or other corporate reorganization, the Pledgor shall not unreasonably withhold, condition or delay such consent.

59. Severability.                                 If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Agreement shall remain in full force and effect.
60. Entire Agreement. This Agreement, together with the Purchase Agreement and Notes and all other Transaction Documents, constitute and contain the entire agreement between Company and the Pledgor and supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.
61. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of an original executed counterpart of this Agreement.
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IN WITNESS WHEREOF, the Pledgor and Company have caused this Agreement to be duly executed and delivered by their officers thereunto, as applicable, duly authorized as of the date first written above.

PLEDGOR:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
       its General Partner

       By: CVM, Inc., its Manager

       By: /s/ John M. Fife
              John M. Fife, President

COMPANY:

Growlife, Inc.

By: /s/ Marco Hegyi
Printed Name: Marco Hegyi
Title: Chief Executive Officer

Exhibit D

THIS NOTE (AS DEFINED BELOW) MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF INVESTOR (AS DEFINED BELOW). THIS NOTE IS SUBJECT TO A RIGHT OF OFFSET IN FAVOR OF INVESTOR UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN MORE DETAIL IN SECTION 6 BELOW.

$100,000.00	State of Utah ______________

FORM OF SECURED INVESTOR NOTE #1

FOR VALUE RECEIVED, Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”), hereby promises to pay to Growlife, Inc., a Delaware corporation (“Company”, and together with Investor, the “Parties”), the principal sum of $100,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Secured Investor Note #1 (this “Note”). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between Investor and Company (as the same may be amended from time to time, the “Purchase Agreement”), pursuant to which Company issued to Investor that certain Secured Convertible Promissory Note in the principal amount of $1,105,000.00 (as the same may be amended from time to time, the “Company Note”), convertible into shares of Company’s Common Stock. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.
62. Principal and Interest. Interest shall accrue on the unpaid principal balance and any unpaid late fees or other fees under this Note at a rate of ten percent (10%) per annum until the full amount of the principal and fees has been paid. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law, as provided in Section 12 below. The entire unpaid principal balance and all accrued and unpaid interest, if any, under this Note, shall be due and payable on the date that is twelve (12) months from the date hereof (the “Investor Note Maturity Date”); provided, however, that Investor may elect, in its sole discretion, to extend the Investor Note Maturity Date for up to thirty (30) days by delivering written notice of such election to Company at any time prior to the Investor Note Maturity Date.
63. Payment. Unless prepaid, all principal and accrued interest under this Note is payable in one lump sum on the Investor Note Maturity Date. All payments of interest and principal shall be (i) in lawful money of the United States of America, and (ii) in the form of immediately available funds. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. Payment of principal and interest hereunder shall be delivered to Company at the address furnished to Investor for that purpose.
64. Prepayment by Investor. Investor may, with Company’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid interest on this Note at any time prior to the Investor Note Maturity Date.
65. Security. The payment of this Note (and all the other Secured Investor Notes (as defined in the Purchase Agreement)) shall be secured by that certain Membership Interest Pledge Agreement of even date herewith (as the same may be amended from time to time, the “Pledge Agreement”) executed by Investor, as Pledgor, in favor of Company, as Secured Party, whereby Investor has pledged as collateral its 60% membership interest in Typenex Medical, LLC, an Illinois limited liability company, as more specifically set forth in the Pledge Agreement. All the terms and conditions of the Pledge Agreement are hereby incorporated into and made a part of this Note.

66. Termination of Security Interest. As set forth in the Pledge Agreement, Company covenants and agrees that upon the earlier of (i) the date on which all of the Secured Investor Notes are repaid in full and (ii) at Investor’s election, the date that is six (6) months and three (3) days following the execution of the Pledge Agreement, or such later date as specified by Investor in its sole discretion (the “Termination Date”), the Pledge Agreement and all security interests granted thereunder with respect to the Collateral (as defined in the Pledge Agreement) shall terminate, and Investor, as Company’s attorney-in-fact, shall be authorized to terminate all UCC Financing Statements (Form UCC1) (each, a “Financing Statement”) filed under the Pledge Agreement by way of filing a UCC Financing Statement Amendment (Form UCC3) with respect to each such Financing Statement, and to take all other actions (including making all filings) necessary to reflect that the Pledge Agreement and the security interests granted thereunder have terminated. For avoidance of doubt, after the Termination Date, there shall be no collateral securing this Note.
67. Right of Offset. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, in the event (i) of the occurrence of any Event of Default (as defined in the Company Note) under the Company Note or any other note issued by Company in connection with the Purchase Agreement, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of Company under any Transaction Document, or (iii) Company sells, transfers, assigns, pledges or hypothecates this Note, or attempts to do any of the foregoing, whether voluntarily or involuntarily, Investor shall be entitled to deduct and offset any amount owing by Company under the Company Note from any amount owed by Investor under this Note (the “Investor Offset Right”), provided that if any of the foregoing events occur and Investor has not yet exercised the Investor Offset Right, the Investor Offset Right shall be automatically exercised on the date that is thirty (30) days prior to the Investor Note Maturity Date (an “Automatic Offset”). Other than with respect to an Automatic Offset, Investor may only elect to exercise the Investor Offset Right by delivering to Company an offset notice in a form substantially similar to Exhibit D to the Company Note or another form of Investor’s choosing. In the event that Investor’s exercise of the Investor Offset Right under this Section 6 results in the full satisfaction of Investor’s obligations under this Note, then Company shall return this Note to Investor for cancellation or, in the event this Note has been lost, stolen or destroyed, Company shall provide Investor with a lost note affidavit in a form reasonably acceptable to Investor.
68. Default. If any of the events specified below shall occur (each, an “Investor Note Default”) Company may declare the unpaid principal balance under this Note, together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to Investor. If any default, other than a Payment Default (as defined below), is curable, then the default may be cured (and no Investor Note Default will have occurred) if Investor, after receiving written notice from Company demanding cure of such default, either (i) cures the default within fifteen (15) days of the receipt of such notice, or (ii) if the cure requires more than fifteen (15) days, immediately initiates steps that Company deems in Company’s reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events shall constitute an Investor Note Default:
68.1. Failure to Pay. Investor’s failure to make any payment when due and payable under this Note (a “Payment Default”);
68.2. Breaches of Covenants. Investor’s failure to observe or perform any other covenant, obligation, condition or agreement contained in this Note;

68.3. Representations and Warranties. If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Investor to Company in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Company to enter into the Purchase Agreement, shall be false or misleading in any material respect when made or furnished; and
68.4. Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar law or rule against Investor, and such petition is not dismissed within sixty (60) days, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of Investor.
69. Binding Effect; Assignment. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; provided, however, that neither Party shall assign any of its rights hereunder without the prior written consent of the other Party, except that Investor may assign this Note to any of its Affiliates without the prior written consent of Company and, furthermore, Company agrees that it shall not unreasonably withhold, condition or delay its consent to any other assignment of this Note by Investor.
70. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
71. Purchase Agreement; Arbitration of Disputes. By acceptance of this Note, each Party agrees to be bound by the applicable terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions attached as an exhibit to the Purchase Agreement.
72. Customer Identification–USA Patriot Act Notice. Company hereby notifies Investor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Company’s policies and practices, Company is required to obtain, verify and record certain information and documentation that identifies Investor, which information includes the name and address of Investor and such other information that will allow Company to identify Investor in accordance with the Act.

73. Lawful Interest. It being the intention of Company and Investor to comply with all applicable laws with regard to the interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or any of the other Transaction Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note or by any extension or renewal hereof (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, then in such event:
73.1. the provisions of this Section 12 shall govern and control;
73.2. Investor shall not be obligated to pay any Excess Interest;
73.3. any Excess Interest that Company may have received hereunder shall, at the option of Company, be (i) applied as a credit against the principal balance due under this Note or the accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to Investor, or (iii) any combination of the foregoing;
73.4. the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable governing usury laws, and this Note and the Transaction Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and
73.5. Investor shall not have any action or remedy against Company for any damages whatsoever or any defense to enforcement of this Note or arising out of the payment or collection of any Excess Interest.
74. Pronouns. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.
75. Headings. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.
76. Time is of the Essence. Time is of the essence with this Note.
77. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.
78. Attorneys’ Fees. If any arbitration or action at law or in equity is necessary to enforce this Note or to collect payment under this Note, Company shall be entitled to recover reasonable attorneys’ fees directly related to such enforcement or collection actions.
79. Amendments and Waivers; Remedies. No failure or delay on the part of either Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to either Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by Investor and Company and (ii) only in the specific instance and for the specific purpose for which made or given.
80. Notices. Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.” Either Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.

81. Final Note. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of Investor and Company and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations of Investor and Company with respect to the subject matter of the Transaction Documents. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
82. Waiver of Jury Trial. EACH OF INVESTOR AND COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
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IN WITNESS WHEREOF, the Parties have executed this Note as of the date set forth above.

INVESTOR: Chicago Venture Partners, L.P. By: Chicago Venture Management, L.L.C., its General Partner By: CVM, Inc., its Manager By: /s/ John M. Fife John M. Fife, President

ACKNOWLEDGED, ACCEPTED AND AGREED:
COMPANY:
Growlife, Inc.

By: /s/ Marco Hegyi
Name: Marco Hegyi
Title: Chief Executive Officer

Exhibit E

THIS NOTE (AS DEFINED BELOW) MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF INVESTOR (AS DEFINED BELOW). THIS NOTE IS SUBJECT TO A RIGHT OF OFFSET IN FAVOR OF INVESTOR UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN MORE DETAIL IN SECTION 6 BELOW.
$100,000.00	State of Utah _______________

FORM OF INVESTOR NOTE #6

FOR VALUE RECEIVED, Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”), hereby promises to pay to Growlife, Inc., a Delaware corporation (“Company”, and together with Investor, the “Parties”), the principal sum of $100,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Investor Note #6 (this “Note”). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between Investor and Company (as the same may be amended from time to time, the “Purchase Agreement”), pursuant to which Company issued to Investor that certain Secured Convertible Promissory Note in the principal amount of $1,105,000.00 (as the same may be amended from time to time, the “Company Note”) convertible into shares of Company’s Common Stock. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.
83. Principal and Interest. Interest shall accrue on the unpaid principal balance and any unpaid late fees or other fees under this Note at a rate of ten percent (10%) per annum until the full amount of the principal and fees has been paid. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law, as provided in Section 12 below. The entire unpaid principal balance and all accrued and unpaid interest, if any, under this Note, shall be due and payable on the date that is twelve (12) months from the date hereof (the “Investor Note Maturity Date”); provided, however, that Investor may elect, in its sole discretion, to extend the Investor Note Maturity Date for up to thirty (30) days by delivering written notice of such election to Company at any time prior to the Investor Note Maturity Date.
84. Payment. Unless prepaid, all principal and accrued interest under this Note is payable in one lump sum on the Investor Note Maturity Date. All payments of interest and principal shall be (i) in lawful money of the United States of America, and (ii) in the form of immediately available funds. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. Payment of principal and interest hereunder shall be delivered to Company at the address furnished to Investor for that purpose.
85. Prepayment by Investor. Investor may, with Company’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid interest on this Note at any time prior to the Investor Note Maturity Date.
86. Security; Collateral. Investor may, in its sole discretion, designate collateral (the “Collateral”) as it deems fit, as security for Investor’s obligations hereunder, which Collateral may be, but is not required to be, real property, a letter of credit with a financial institution determined by Investor in its sole discretion, or pledged membership interests. Upon Investor’s designation of Collateral, each of Investor and Company shall timely execute any and all documents necessary or advisable in order to properly grant a security interest upon the Collateral in favor of Company.

87. Release. Company covenants and agrees that in the event that this Note is secured by Collateral, Company shall timely execute any and all documents necessary or advisable in order to release such security interest and Collateral to Investor, or Investor’s designee, upon the earlier of (i) the date this Note is paid in full and (ii) the date that is six (6) months and three (3) days following the date such Collateral is given as security for this Note, or such later date as determined in the sole discretion of Investor (the “Release Date”). For the avoidance of doubt, as of the date hereof, there is no collateral securing this Note, and after the Release Date, as applicable, there shall be no collateral securing this Note.
88. Right of Offset. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, in the event (i) of the occurrence of any Event of Default (as defined in the Company Note) under the Company Note or any other note issued by Company in connection with the Purchase Agreement, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of Company under any Transaction Document, or (iii) Company sells, transfers, assigns, pledges or hypothecates this Note, or attempts to do any of the foregoing, whether voluntarily or involuntarily, Investor shall be entitled to deduct and offset any amount owing by Company under the Company Note from any amount owed by Investor under this Note (the “Investor Offset Right”), provided that if any of the foregoing events occur and Investor has not yet exercised the Investor Offset Right, the Investor Offset Right shall be automatically exercised on the date that is thirty (30) days prior to the Investor Note Maturity Date (an “Automatic Offset”). Other than with respect to an Automatic Offset, Investor may only elect to exercise the Investor Offset Right by delivering to Company an offset notice in a form substantially similar to Exhibit D to the Company Note or another form of Investor’s choosing. In the event that Investor’s exercise of the Investor Offset Right under this Section 6 results in the full satisfaction of Investor’s obligations under this Note, then Company shall return this Note to Investor for cancellation or, in the event this Note has been lost, stolen or destroyed, Company shall provide Investor with a lost note affidavit in a form reasonably acceptable to Investor.
89. Default. If any of the events specified below shall occur (each, an “Investor Note Default”) Company may declare the unpaid principal balance under this Note, together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to Investor. If any default, other than a Payment Default (as defined below), is curable, then the default may be cured (and no Investor Note Default will have occurred) if Investor, after receiving written notice from Company demanding cure of such default, either (i) cures the default within fifteen (15) days of the receipt of such notice, or (ii) if the cure requires more than fifteen (15) days, immediately initiates steps that Company deems in Company’s reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events shall constitute an Investor Note Default:
89.1. Failure to Pay. Investor’s failure to make any payment when due and payable under this Note (a “Payment Default”);
89.2. Breaches of Covenants. Investor’s failure to observe or perform any other covenant, obligation, condition or agreement contained in this Note;
89.3. Representations and Warranties. If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Investor to Company in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Company to enter into the Purchase Agreement, shall be false or misleading in any material respect when made or furnished; and

89.4. Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar law or rule against Investor, and such petition is not dismissed within sixty (60) days, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of Investor.
90. Binding Effect; Assignment. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; provided, however, that neither Party shall assign any of its rights hereunder without the prior written consent of the other Party, except that Investor may assign this Note to any of its Affiliates without the prior written consent of Company and, furthermore, Company agrees that it shall not unreasonably withhold, condition or delay its consent to any other assignment of this Note by Investor.
91. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
92. Purchase Agreement; Arbitration of Disputes. By acceptance of this Note, each Party agrees to be bound by the applicable terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions attached as an exhibit to the Purchase Agreement.
93. Customer Identification–USA Patriot Act Notice. Company hereby notifies Investor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Company’s policies and practices, Company is required to obtain, verify and record certain information and documentation that identifies Investor, which information includes the name and address of Investor and such other information that will allow Company to identify Investor in accordance with the Act.
94. Lawful Interest. It being the intention of Company and Investor to comply with all applicable laws with regard to the interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or any of the other Transaction Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note or by any extension or renewal hereof (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, then in such event:
94.1. the provisions of this Section 12 shall govern and control;
94.2. Investor shall not be obligated to pay any Excess Interest;
94.3. any Excess Interest that Company may have received hereunder shall, at the option of Company, be (i) applied as a credit against the principal balance due under this Note or the accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to Investor, or (iii) any combination of the foregoing;

94.4. the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable governing usury laws, and this Note and the Transaction Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and
94.5. Investor shall not have any action or remedy against Company for any damages whatsoever or any defense to enforcement of this Note or arising out of the payment or collection of any Excess Interest.
95. Pronouns. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.
96. Headings. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.
97. Time is of the Essence. Time is of the essence with this Note.
98. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.
99. Attorneys’ Fees. If any arbitration or action at law or in equity is necessary to enforce this Note or to collect payment under this Note, Company shall be entitled to recover reasonable attorneys’ fees directly related to such enforcement or collection actions.
100. Amendments and Waivers; Remedies. No failure or delay on the part of either Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to either Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by Investor and Company and (ii) only in the specific instance and for the specific purpose for which made or given.
101. Notices. Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.” Either Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.
102. Final Note. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of Investor and Company and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations of Investor and Company with respect to the subject matter of the Transaction Documents. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
103. Waiver of Jury Trial. EACH OF INVESTOR AND COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.
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IN WITNESS WHEREOF, the Parties have executed this Note as of the date set forth above.

INVESTOR:
Chicago Venture Partners, L.P.
Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
       its General Partner

       By: CVM, Inc., its Manager

       By: /s/ John M. Fife
              John M. Fife, President

ACKNOWLEDGED, ACCEPTED AND AGREED:
COMPANY:
Growlife, Inc.

By: /s/ Marco Hegyi
Name: Marco Hegyi
Title: Chief Executive Officer

Exhibit F
Security Agreement

This Security Agreement (this “Agreement”), dated as of January 9, 2017, is executed by Growlife, Inc., a Delaware corporation (“Debtor”), in favor of Chicago Venture Partners, L.P., a Utah limited partnership (“Secured Party”).
A.           Debtor issued to Secured Party a certain Secured Convertible Promissory Note of even date herewith, as may be amended from time to time, in the original face amount of $1,105,000.00 (the “Note”).
B.           In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Agreement and to grant Secured Party a security interest in the Collateral (as defined below).
NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:
104. Definitions and Interpretation. When used in this Agreement, the following terms have the following respective meanings:
“Collateral” means the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof.
“Intellectual Property” means all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes, any and all other proprietary rights, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.
“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.
“Obligations” means (a) all loans, advances, future advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to Secured Party or any affiliate of Secured Party of every kind and description, now existing or hereafter arising, whether created by the Note, this Agreement, the Purchase Agreement (as defined in the Note), any other Transaction Documents (as defined in the Purchase Agreement), any other agreement between Debtor and Secured Party (or any affiliate of Secured Party) or any other promissory note issued by Debtor in favor of Secured Party (or any affiliate of Secured Party), any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Secured Party or as an affiliate of Secured Party or acquired by Secured Party or an affiliate of Secured Party by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, incurred by Secured Party or any affiliate of Secured Party in connection with the Note or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement, and (d) the performance of the covenants and agreements of Debtor contained in this Agreement and all other Transaction Documents.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, and (b) Liens in favor of Secured Party under this Agreement or arising under the other Transaction Documents.
“UCC” means the Uniform Commercial Code as in effect in the state whose laws would govern the security interest in, including without limitation the perfection thereof, and foreclosure of the applicable Collateral.
Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.
105. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title, interest, claims and demands of Debtor in and to the Collateral.
106. Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries (including without limitation Nevada, Delaware and Washington) any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.
107. General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, (b) upon the filing of UCC-1 financing statements with the Delaware Secretary of State and/or the Washington Secretary of State, Secured Party shall have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) Debtor has received at least a reasonably equivalent value in exchange for entering into this Agreement, (d) Debtor is not insolvent, as defined in any applicable state or federal statute, nor will Debtor be rendered insolvent by the execution and delivery of this Agreement to Secured Party; and (e) as such, this Agreement is a valid and binding obligation of Debtor. Notwithstanding the foregoing, any sale, assignment, hypothecation or other transfer of the Note or a portion of the Note where in return Secured Party receives consideration, the value of the consideration received by Secured Party will offset any amounts owed by Debtor as of the date the consideration is received by Secured Party.
108. Additional Covenants. Debtor hereby agrees:
108.1. to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien;

108.2. to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party’s Lien hereunder and the priority thereof;
108.3. to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor’s name, (b) any changes with respect to Debtor’s address or principal place of business, and (c) the formation of any subsidiaries of Debtor;
108.4. upon the occurrence of an Event of Default (as defined in the Note) under the Note and, thereafter, at Secured Party’s request, to endorse (up to the outstanding amount under such promissory notes at the time of Secured Party’s request), assign and deliver any promissory notes included in the Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;
108.5. to the extent the Collateral is not delivered to Secured Party pursuant to this Agreement, to keep the Collateral at the principal office of Debtor (unless otherwise agreed to by Secured Party in writing), and not to relocate the Collateral to any other locations without the prior written consent of Secured Party;
108.6. not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than inventory in the ordinary course of business);
108.7. not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens;
108.8. not to grant any license or sublicense under any of its Intellectual Property, or enter into any other agreement with respect to any of its Intellectual Property, except in the ordinary course of Debtor’s business;
108.9. to the extent commercially reasonable and in Debtor’s good faith business judgment: (a) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full, (b) to make application on unpatented but patentable inventions and on trademarks and service marks, (c) to preserve and maintain all rights in all of its Intellectual Property, and (d) to ensure that all of its Intellectual Property is and remains enforceable. Any and all costs and expenses incurred in connection with each of Debtor’s obligations under this Section 5.9 shall be borne by Debtor. Debtor shall not knowingly and unreasonably abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other of its Intellectual Property, without the prior written consent of Secured Party except for Intellectual Property that Debtor determines, in the exercise of its good faith business judgment, is not or is no longer material to its business;
108.10. upon the request of Secured Party at any time or from time to time, and at the sole cost and expense (including, without limitation, reasonable attorneys’ fees) of Debtor, Debtor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents reasonably required by Secured Party to collaterally assign any and all of Debtor’s foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Secured Party; and
108.11. at any time amounts paid by Secured Party under the Transaction Documents are used to purchase Collateral, Debtor shall perform all acts that may be necessary, and otherwise fully cooperate with Secured Party, to cause (a) any such amounts paid by Secured Party to be disbursed directly to the sellers of any such Collateral, (b) all certificates of title pertaining to such Collateral (as applicable) to be properly filed and reissued to reflect Secured Party’s Lien on such Collateral, and (c) all such reissued certificates of title to be delivered to and held by Secured Party.

109. Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action Secured Party deems advisable, with respect to the Collateral, including without limitation bringing a suit in Secured Party’s own name to enforce any Intellectual Property; (d) endorse Debtor’s name on all applications, documents, papers and instruments necessary or desirable for Secured Party in the use of any Intellectual Property; (e) grant or issue any exclusive or non-exclusive license under any Intellectual Property to any person or entity; (f) assign, pledge, sell, convey or otherwise transfer title in or dispose of any Intellectual Property to any person or entity; (g) cause the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all patents and related rights and applications to Secured Party as the assignee of Debtor’s entire interest therein; (h) file a copy of this Agreement with any governmental agency, body or authority, including without limitation the United States Patent and Trademark Office and, if applicable, the United States Copyright Office or Library of Congress, at the sole cost and expense of Debtor; (i) insure, process and preserve the Collateral; (j) pay any indebtedness of Debtor relating to the Collateral; (k) execute and file UCC financing statements and other documents, certificates, instruments and agreements with respect to the Collateral or as otherwise required or permitted hereunder; and (l) take any and all appropriate action and execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement; provided, however, that Secured Party shall not exercise any such powers granted pursuant to clauses (a) through (g) above prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. The powers conferred on Secured Party under this Section 6 are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its stockholders, directors, officers, managers, employees or agents shall be responsible to Debtor for any act or failure to act, except with respect to Secured Party’s own gross negligence or willful misconduct. Nothing in this Section 6 shall be deemed an authorization for Debtor to take any action that it is otherwise expressly prohibited from undertaking by way of other provision of this Agreement.
110. Default and Remedies.
110.1. Default. Debtor shall be deemed in default under this Agreement upon the occurrence of an Event of Default.

110.2. Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and (b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, Secured Party’s right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party’s rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Agreement. Secured Party may exercise any of its rights under this Section 7.2 without demand or notice of any kind. The remedies in this Agreement, including without limitation this Section 7.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.
110.3. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

110.4. Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.
110.5. Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:
(a) First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;
(b) Second, to the payment to Secured Party of the amount then owing or unpaid on the Note (to be applied first to accrued interest and second to outstanding principal) and all amounts owed under any of the other Transaction Documents or other documents included within the Obligations; and
(c) Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.
In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.
111. Miscellaneous.
111.1. Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by this reference.
111.2. Non-waiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
111.3. Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
111.4. Assignment. This Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.
111.5. Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

111.6. Partial Invalidity. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.
111.7. Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Agreement.
111.8. Entire Agreement. This Agreement, the Note and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.
111.9. Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws; provided, however, that enforcement of Secured Party’s rights and remedies against the Collateral as provided herein will be subject to the UCC. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.
111.10. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.
111.11. Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents, including without limitation the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.
111.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Any electronic copy of a party’s executed counterpart will be deemed to be an executed original.
111.13. Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.
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IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C., its General Partner

     By: CVM, Inc., its Manager

     By: /s/ John M. Fife
    John M. Fife, President

DEBTOR:

Growlife, Inc.

By:
/s/ Marco Hegyi
Name: Marco Hegyi
Title: Chief Executive Officer

[Signature Page to Security Agreement]

SCHEDULE A
TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to all of Debtor’s assets, including without limitation, the following property:

1. All customer accounts, insurance contracts, and clients underlying such insurance contracts.

2. All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

3. All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

4. All accounts receivable, contract rights, general intangibles, healthcare insurance receivables, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all patents, patent rights and patent applications (including without limitation, the inventions and improvements described and claimed therein, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world), trademarks and service marks (and applications and registrations therefor), inventions, discoveries, copyrights and mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs including source code, trade secrets, methods, published and unpublished works of authorship, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, goodwill, license agreements, information, any and all other proprietary rights, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired;

5. All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor (subject, in each case, to the contractual rights of third parties to require funds received by Debtor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s books relating to any of the foregoing;

6. All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Debtor’s books relating to the foregoing;

7. All other assets, goods and personal property of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired; and

8. Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds and products thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.

Exhibit G

GROWLIFE, INC.
OFFICER’S CERTIFICATE

The undersigned, Marco Hegyi, Chief Executive Officer of Growlife, Inc., a Delaware corporation (“Company”), in connection with the issuance of that certain Secured Convertible Promissory Note issued by Company on January 9, 2017 (the “Note”) in the original principal amount of $1,105,000.00 in favor of Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”), pursuant to that certain Securities Purchase Agreement dated January 9, 2017 between Investor and Company (the “Purchase Agreement”), personally and in his capacity as an officer of Company, hereby represents, warrants and certifies that:

1. He is the duly appointed Chief Executive Officer of Company.

2. Company has not made any Variable Security Issuances (as defined in the Purchase Agreement) following the Closing Date (as defined in the Purchase Agreement).

3. He agrees to cause Company to comply with the covenants found in Sections 4(vi) and (vii) of the Purchase Agreement.

4. He acknowledges that his execution and issuance of this Officer’s Certificate to Investor is a material inducement to Investor’s agreement to purchase the Note on the terms set forth in the Purchase Agreement and that but for his execution and issuance of this Officer’s Certificate, Investor would not have purchased the Note from Company.

IN WITNESS WHEREOF, the undersigned, personally and in his capacity as an officer of Company, has executed this Officer’s Certificate as of January 9, 2017.

/s/ Marco Hegyi Marco Hegyi

Exhibit H

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date: January 9, 2017

To the transfer agent of Growlife, Inc.

Re:
Instructions to Reserve and Issue Shares

Ladies and Gentlemen:

Reference is made to that certain Secured Convertible Promissory Note dated as of December 28, 2016 (as the same may be amended or exchanged from time to time, the “Note”), made by Growlife, Inc., a Delaware corporation (“Company”), pursuant to which Company agreed to pay to Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”), the aggregate sum of $1,105,000.00, plus interest, fees, and collection costs. The Note was issued pursuant to that certain Securities Purchase Agreement dated December 28, 2016, by and between Company and Investor (the “Purchase Agreement”, and together with the Note and all other documents entered into in conjunction therewith, including any amendments thereto, the “Transaction Documents”). Pursuant to the terms of the Note, the Outstanding Balance (as defined in the Note) of the Note may be converted into shares of the common stock, par value $0.0001 per share, of Company (the “Common Stock”, and the shares of Common Stock issuable upon any conversion or otherwise under the Note, the “Shares”).
Pursuant to the terms of the Purchase Agreement, Company has agreed to establish a reserve of shares of authorized but unissued Common Stock for Investor’s sole and exclusive benefit in an amount not less than 500,000,000 (the “Share Reserve”) for all instruments between the parties. Company further agreed to add additional shares of Common Stock to the Share Reserve, as and when requested by Investor, if the number of shares being held in the Share Reserve is less than the amount calculated as follows: one (1) times the number of shares of Common Stock obtained by dividing the Outstanding Balance by the Redemption Conversion Price (as defined in the Note).
 This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of Company to Direct Transfer, LLC, or its successors, as Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Investor) shares of Common Stock to Investor or its broker, upon conversion of the Note, as follows:
112. From and after the date hereof and until all of Company’s obligations under the Purchase Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Share Reserve, (b) you shall maintain and hold the Share Reserve for the exclusive benefit of Investor, (c) you shall issue the shares of Common Stock held in the Share Reserve to Investor or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to Investor or its broker under the Note pursuant to the other instructions in this Letter, you shall issue such shares from Company’s authorized and unissued shares of Common Stock to the extent the same are available and not from the Share Reserve unless and until there are no authorized shares of Common Stock available for issuance other than those held in the Share Reserve, at which point, and upon your receipt of written authorization from Investor, you shall then issue any shares of Common Stock deliverable to Investor under the Note from the Share Reserve, (e) you shall not otherwise reduce the Share Reserve under any circumstances, unless Investor delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Share Reserve in increments of 50,000,000 shares as and when requested by Company or Investor in writing from time to time.

113. You shall issue the Shares to Investor or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Note, upon delivery to you of a duly executed Lender Conversion Notice substantially in the form attached hereto as Exhibit A (a “Lender Conversion Notice”), a duly executed Redemption Notice substantially in the form attached hereto as Exhibit B (an “Redemption Notice”), and/or a True-Up Notice substantially in the form attached hereto as Exhibit C (a “True-Up Notice”, and together with a Lender Conversion Notice and an Redemption Notice, a “Conversion Notice”). By your signature below, you acknowledge and agree that a conversion of the Note may include any conversion by Investor of any judgment amount or arbitration award granted in favor of Investor, as set forth in the Note, and that you will issue Shares to Investor in accordance with Paragraph 3 below upon Investor’s delivery to you of a duly executed Conversion Notice wherein Investor seeks to convert any portion of any judgment amount or arbitration award granted in favor of Investor. You further acknowledge that Company and Investor have agreed that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date (as defined in the Note) for purposes of determining the holding period under Rule 144 (as defined below) and that Company agreed that it will not take a contrary position in any filing, document, letter, agreement or setting.
114. In connection with a Conversion Notice delivered to you pursuant to Paragraph 2 above, you will receive a legal opinion as to the free transferability of the Shares, dated within ninety (90) days from the date of the Conversion Notice, from either Investor’s or Company’s legal counsel, indicating that the Shares to be issued are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”), or any other available exemption under the 1933 Act, the issuance of the applicable Shares to Investor is exempt from registration under the 1933 Act, and thus the Shares may be issued or delivered without restrictive legend (the “Opinion Letter”). Upon your receipt of a Conversion Notice and an Opinion Letter, you shall, within three (3) Trading Days (as defined below) thereafter, (i) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit/Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of Common Stock to Investor’s or its designee’s balance account with DTC, provided Investor identifies its bank or broker (by providing its name and DTC participant number) and causes its bank or broker to initiate such DWAC Eligible transaction, or (ii) if the Common Stock is not then DWAC Eligible, issue and deliver to Investor or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of Investor or its designee, representing such aggregate number of shares of Common Stock as have been requested by Investor to be transferred in the Conversion Notice. Such Shares (A) shall not bear any legend restricting transfer, (B) shall not be subject to any stop-transfer restrictions, and (C) shall otherwise be freely transferable on the books and records of Company. For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading.
If you receive a Conversion Notice, but you do not also receive an Opinion Letter, and you are required to issue the Shares in certificated form, then any certificates for the applicable Shares shall bear a restrictive legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.
115. Please note that a share issuance resolution is not required for each conversion since this Letter and the Transaction Documents have been approved by resolution of Company’s board of directors (the “Share Issuance Resolution”). Pursuant to the Share Issuance Resolution, all of the Shares are authorized to be issued to Investor. For the avoidance of doubt, this Letter is your authorization and instruction by Company to issue the Shares pursuant to this Letter without any further authorization or direction from Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by Investor. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.
116. Notwithstanding any other provision hereof, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if (a) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations; provided, however, that if you refuse to issue Shares to Investor based on an assertion (whether by you, Company, or any other third party) that such issuance would be in violation of Rule 144, you are hereby instructed and agree to issue the applicable Shares to Investor with a restricted legend and to further provide a written opinion to Investor from an attorney explaining why such issuance is considered to be in violation of Rule 144, or (b) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order from the court or arbitrator authorized by the Purchase Agreement to resolve disputes between Company and Investor. Additionally, Company and Investor understand that you shall not be required to perform any issuance or transfer of Shares if Company is in default of its payment obligations under its agreement with you; provided, however, that in such case Investor shall have the right to pay the applicable issuance or transfer fee on behalf of Company and upon payment of the issuance or transfer fee by Investor, you shall be obligated to make the requested issuance or transfer.
117. You understand that a delay in the delivery of Shares hereunder could result in economic loss to Investor and that time is of the essence in your processing of each Conversion Notice.
118. You are hereby authorized and directed to promptly disclose to Investor, after Investor’s request from time to time, the total number of shares of Common Stock issued and outstanding and the total number of shares that are authorized but unissued and unreserved.
119. Company hereby confirms to you and to Investor that no instruction other than as contemplated herein (including instructions to increase the Share Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company.
120. Company hereby agrees not to change you as its transfer agent without first (a) providing Investor with at least 30-days’ written notice of such proposed change, and (b) obtaining Investor’s written consent to such proposed change. Any such consent is conditioned upon the new transfer agent executing an irrevocable letter of instructions substantially similar to this Letter so that such transfer agent is bound by the same terms set forth herein. You agree not to help facilitate any change to Company’s transfer agent without first receiving such written consent to such change from Investor.

121. Company acknowledges that Investor is relying on the representations and covenants made by Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to Investor to make the loan evidenced by the Note. Company further acknowledges that without such representations and covenants of Company, Investor would not have made the loan to Company evidenced by the Note.
122. Company shall indemnify you and your officers, directors, members, managers, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.
123. Investor is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, Investor will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced. Therefore, in the event of a breach or threatened breach of this Letter, Investor shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter. By your signature below, you agree to honor any injunction issued by any arbitrator or court of competent jurisdiction that requires Company (i) to issue shares of Common Stock to Investor, or (ii) to refrain from issuing shares of Common Stock to any person or entity other than Investor. You further agree to honor such injunction even if it does not name you as a party or has not been domesticated in the state in which your principal office is located.
124. This Letter shall be fully binding and enforceable against Company even if it is not signed by you. If Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Transaction Documents. Although no additional direction is required by Company, any refusal by Company to immediately confirm this Letter and the instructions contemplated herein to you will constitute a default hereunder and under the Transaction Documents.
125. Whenever possible, each provision of this Letter shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Letter shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter or the validity or enforceability of this Letter in any other jurisdiction.
126. By signing below, (a) each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof, and (b) each party to this Letter represents and warrants that such party has received good and valuable consideration in exchange for executing this Letter.
127. This Letter is governed by Utah law.

128. This Letter is subject to the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement, which you acknowledge having received and reviewed by your signature below. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah and, notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between you and Company (which agreement, if any, is hereby amended to the extent necessary in order to be consistent with the terms of this Letter and, for the avoidance of doubt, you and Company hereby agree that in the event of any conflict between the terms of this Letter and any agreement between you and Company, the terms of this Letter shall govern), each party further agrees to not participate in any action, suit, proceeding or arbitration (including without limitation any action or proceeding seeking an injunction or temporary restraining order against your issuance of Shares to Investor) of any dispute arising out of or relating to this Letter or the relationship of the parties or their affiliates that takes place outside of Salt Lake County, Utah.
129. Company hereby authorizes and directs you to provide to Investor a copy of any process, stop order, notice or other instructions delivered to you in furtherance of any attempt to prohibit or prevent you from issuing Shares to Investor. By your signature below, you covenant and agree to promptly and as soon as reasonably practicable provide to Investor, upon a request from Investor, a copy of any such process, stop order, notice or other instructions.
[Remainder of page intentionally left blank; signature page follows]

Very truly yours, Growlife, Inc. By: /s/ Marco Hegyi Name: Marco Hegyi Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

INVESTOR:

Chicago Venture Partners, L.P.

By: Chicago Venture Management, L.L.C.,
its General Partner

By: CVM, Inc., its Manager

By: /s/ John M. Fife
      John M. Fife, President

TRANSFER AGENT:

Direct Transfer, LLC

By: /s/ Eddie Tobler
Name: Eddie Tobler
Title: VP Stock Transfer

Attachments:

Exhibit L           Form of Lender Conversion Notice
Exhibit M          Form of Redemption Notice
Exhibit N          Form of True-Up Notice

Exhibit I

GROWLIFE, INC.
SECRETARY’S CERTIFICATE

I, Michael E. Fasci, hereby certify that I am the duly elected, qualified and acting Secretary of Growlife, Inc., a Delaware corporation (“Company”), and I am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated January 9, 2017 (the “Purchase Agreement”), by and between Company and Chicago Venture Partners, L.P., a Utah limited partnership.
Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.
IN WITNESS WHEREOF, I have made this Secretary’s Certificate effective as of January 9, 2017.
Growlife, Inc. /s/ Michael E. Fasci Printed Name: Michael E. Fasci Title: Secretary

Schedule 1

BOARD RESOLUTIONS

[attached]

GROWLIFE, INC.
RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
________________________
Effective January 9, 2017
________________________

APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Growlife, Inc., a Delaware corporation (“Company”), has determined that it is in the best interests of Company to seek financing in the amount of up to $1,000,000.00 through the issuance and sale to Chicago Venture Partners, L.P., a Utah limited partnership (“Investor”), of a Secured Convertible Promissory Note (the “Financing”);
WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), a Secured Convertible Promissory Note issued by Company to Investor in the original principal amount of $1,105,000.00 substantially in the form attached hereto as Exhibit B (the “Note”), an Irrevocable Letter of Instructions to Transfer Agent substantially in the form attached hereto as Exhibit C, a Share Issuance Resolution substantially in the form attached hereto as Exhibit D (“Share Issuance Resolution”), a Membership Interest Pledge Agreement substantially in the form attached hereto as Exhibit E, a series of five (5) Secured Investor Notes made by Investor in favor of Company substantially in the form attached hereto as Exhibit F, a series of four (4) Investor Notes made by Investor in favor of Company substantially in the form attached hereto as Exhibit G, a Security Agreement made by Company in favor of Investor substantially in the form attached hereto as Exhibit H, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and
WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of Company to execute such documents.
NOW, THEREFORE, BE IT:
RESOLVED, that the Financing is hereby approved and determined to be in the best interests of Company and its stockholders;
RESOLVED FURTHER, that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;
RESOLVED FURTHER, that the Note shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Purchase Agreement;
RESOLVED FURTHER, that the Conversion Shares (as defined in the Note) shall be duly authorized, validly issued, fully paid for and non-assessable upon the issuance and delivery thereof in accordance with the Purchase Agreement and the Note;

RESOLVED FURTHER, that Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance under the Note such number of shares of Company’s common stock required under the Purchase Agreement (the “Share Reserve”);
RESOLVED FURTHER, that the fixed number of shares of common stock set forth in the Share Issuance Resolution to be reserved by the transfer agent is not meant to limit or restrict in any way the resolutions contained herein, including without limitation the calculation of the Share Reserve under the Purchase Agreement, as required from time to time;
RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Share Reserve, from time to time, in the incremental amount set forth in the Share Issuance Resolution; provided, however, that any decrease in the Share Reserve held by the transfer agent will require the prior written consent of Investor;
RESOLVED FURTHER, that in the event of any conflict between these resolutions and the Share Issuance Resolution, these resolutions shall control;
RESOLVED FURTHER, that with respect to each Conversion (as defined in the Note) under the Note, the reduction in the Outstanding Balance (as defined in the Note and as the same may increase or decrease pursuant to the terms of the Note) in an amount equal to the applicable Conversion Amount (as defined in the Note) or Redemption Amount (as defined in the Note) being converted into Conversion Shares shall constitute fair and adequate consideration to Company for the issuance of the applicable Conversion Shares, regardless of the conversion price used to determine the number of Conversion Shares deliverable with respect to any Conversion;
RESOLVED FURTHER, that each of the officers of Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;
RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of Company; and
RESOLVED FURTHER, that all prior actions or resolutions of Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit O
PURCHASE AGREEMENT
Exhibit P
NOTE
Exhibit Q
TRANSFER AGENT LETTER
Exhibit R
SHARE ISSUANCE RESOLUTION
Exhibit S
MEMBERSHIP INTEREST PLEDGE AGREEMENT
Exhibit T
FORM OF SECURED INVESTOR NOTE
Exhibit U
FORM OF INVESTOR NOTE
Exhibit V
SECURITY AGREEMENT

[Remainder of page intentionally left blank]

Exhibit J
Share Issuance Resolution
Authorizing The Issuance Of New Shares Of Common Stock In

Growlife, Inc.
___________________________
Effective January 9, 2017
___________________________

The undersigned, as a qualified officer of Growlife, Inc., a Delaware corporation (“Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolutions of Company’s board of directors (“Board Resolutions”) regarding that certain Secured Convertible Promissory Note in the face amount of $1,105,000.00 with an original issuance date of January 9, 2017 (the “Note”), made by Company in favor of Chicago Venture Partners, L.P., a Utah limited partnership, its successors and/or assigns (“Investor”), pursuant to that certain Securities Purchase Agreement dated January 9, 2017, by and between Company and Investor (the “Purchase Agreement”).
RESOLVED, that Direct Transfer, LLC, as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of Company’s common stock, $0.0001 par value per share (“Common Stock”), is authorized to rely upon:
(i)
a Lender Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Lender Conversion Notice”),
(ii)
a Redemption Notice substantially in the form of Exhibit B attached hereto, whether an original or a copy (the “Redemption Notice”), and
(iii)
a True-Up Notice substantially in the form of Exhibit C attached hereto, whether an original or a copy (the “True-Up Notice”), in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by Company or Investor.
RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:
(i)
“Lender Conversion Shares” (representing shares of Common Stock) set forth in each Lender Conversion Notice delivered to the Transfer Agent,
(ii)
“Redemption Conversion Shares” (representing shares of Common Stock) set forth in each Redemption Notice delivered to the Transfer Agent,
(iii)
“True-Up Shares” (representing shares of Common Stock) set forth in each True-Up Notice delivered to the Transfer Agent, and
(iv)
all additional shares of Common Stock Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Note, with such shares to be issued in the name of Investor, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Note.

RESOLVED FURTHER, that consistent with the terms of the Purchase Agreement, the Transfer Agent is authorized and directed to immediately create a share reserve equal to 500,000,000 shares of Company’s Common Stock for the benefit of Investor (the “Share Reserve”); provided that the Share Reserve may increase in increments of 50,000,000 shares from time to time by written instructions provided to the Transfer Agent by Company or Investor as required by the Purchase Agreement and as contemplated by the Board Resolutions.
RESOLVED FURTHER, that Investor and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolutions, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolutions.
RESOLVED FURTHER, that Investor must consent in writing to any reduction of the Share Reserve held by the transfer agent; provided, however, that upon full conversion and/or full repayment of the Note, the Share Reserve will terminate thirty (30) days thereafter.
RESOLVED FURTHER, that Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.
Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolutions, including without limitation increasing the Share Reserve from time to time required by the Purchase Agreement.
The undersigned officer of Company hereby certifies that this is a true copy of Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

/s/ Marco Hegyi                                            1/9/2017
Officer’s Signature                                           Date

Marco Hegyi, CEO
Printed Name and Title

EXHIBITS ATTACHED TO SHARE ISSUANCE RESOLUTION:

Exhibit A                        Lender Conversion Notice
Exhibit B                        Redemption Notice
Exhibit C                        True-Up Notice

EXHIBIT K

ARBITRATION PROVISIONS

1.        Dispute Resolution. For purposes of this Exhibit K, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement (the “parties”) hereby agree that the arbitration provisions set forth in this Exhibit K (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable for any reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Agreement. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.
2.        Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the Note, “Default Interest”) (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.
3.        The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.
4.        Arbitration Proceedings. Arbitration between the parties will be subject to the following:
4.1         Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9.13 of the Agreement; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9.13 of the Agreement (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9.13 of the Agreement or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

4.2         Selection and Payment of Arbitrator.
(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.
(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.
(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.
(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.
(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.
4.3         Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.
4.4         Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

4.5         Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.
4.6         Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:
(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:
(i)                 To facts directly connected with the transactions contemplated by the Agreement.
(ii)                 To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.
(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.
(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.
(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.
4.6         Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.
4.7         Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.
4.8         Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9         Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.
4.10                 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.
5.
Arbitration Appeal.
5.1         Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.
5.2         Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).
(a)         Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.
(b)         If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)         If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.
(d)         The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.
(d)         Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.
5.3          Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.
5.4
Timing.
 (a)         Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)         Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).
5.5          Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.
5.6          Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.
5.7          Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).
6.           Miscellaneous.
6.1         Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.
6.2         Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.
6.3         Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.
6.4         Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.
6.5         Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.